UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2012

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XUN ENERGY, INC.
(Exact name of registrant as specified in its charter)

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Nevada	000-53466	26-1616719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12518 NE Airport Way Suite 148 No, 156 Portland, Oregon 97230
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (775) 200-0505 Not applicable. (Former name or former address, if changed since last report):

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.02 Termination of a Material Definitive Agreement.

Xun Oil Corporation (the “Xun Oil”), a wholly owned subsidiarty of Xun Energy, Inc., did not make an interest payment on or before May 29, 2012 as required under the Purchase and Sale Agreement dated January 31, 2012, as amended.  The Agreement, by its terms, automatically terminated.

The registrant hereby incorporates by reference the disclosures made in Item 1.01 of Form 8-K filed on May 1, 2012 and May 22, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 4, 2012

XUN ENERGY, INC.

 /s/ Jerry G. Mikolajczyk

By: Jerry G. Mikolajczyk

Title: President/CEO